POWER OF ATTORNEY

Know all men by these presents, that the undersigned hereby

constitutes and appoints Olivia Bloom and William Stempel,

and each of them, his true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned, in the

undersigned's capacity as a director of Geron Corporation

(the "Company"), Form 3s, Form 4s, and Form 5s in accordance with Section 16(a) of the Securities Exchange Act of 1934,

as amended (the "1934 Act"), and the rules thereunder;

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete

and execute any such Form 3s, Form 4s, or Form 5s and timely file such form with the United States Securities and Exchange

Commission and any other authority; and

(3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact,

may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents

executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact

full power and authority to do and perform any and every

act and thing whatsoever requisite, necessary, or proper to

be done in the exercise of any of the rights and powers

herein granted, as fully to all intents and purposes as the

undersigned might or could do if personally present, with

full power of substitution or revocation, hereby ratifying

and confirming all that such attorney-in-fact, or his or

her substitute or substitutes, shall lawfully do or cause

to be done by virtue of this power of attorney and the

rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such

capacity at the request of the undersigned, are not assuming,

nor is the Company assuming, any of the undersigned's

responsibilities to comply with Section 16 of the 1934 Act.

This Power of Attorney shall remain in full force and

effect until the undersigned is no longer required to

file Form 3s, Form 4s, and Form 5s with respect to the

undersigned's holdings of and transactions in securities

issued by the Company, unless earlier revoked by the

undersigned in a signed writing delivered to the foregoing

attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power

of Attorney to be executed as of this ____ day of _______ 2002.

/s/ Jane S. Lebkowski

Signature

Jane S. Lebkowski

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